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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: January 5, 2000


                           PROFESSIONAL BANCORP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

              PENNSYLVANIA                0-11223             95-3701137
      (State or other jurisdiction      (Commission         (IRS Employer
           of incorporation)            File Number)      Identification No)

     606 BROADWAY, SANTA MONICA, CA                              90401
(Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (310) 458-1521


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ITEM 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT


Professional Bancorp, Inc. (the "Company") is filing this report on Form 8-K to report the engagement of a new independent accountant.

The following sets forth the information required by:

 Item 304  (a) (2) of Regulation S-K:


On December 30, 1999, the Company engaged Moss Adams LLP as its independent auditors to audit its financial statements for the year ending December 31, 1999. Prior to such engagement, the Company did not consult with Moss Adams (i) regarding the application of accounting principles to a specific, completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) regarding any matter that was either the subject of a disagreement or a reportable event.



                                  Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 5, 2000                    Professional Bancorp, Inc.

                                         By: /s/ Larry Patapoff
                                            -------------------
                                                 Senior Vice President and
                                                 Chief Financial Officer